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EXCHANGE
     PRIVILEGE
           RIDER


In this rider, "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the Owner of the policy at the time an Owner's right is exercised.

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After the first policy year you may exchange this policy for a new policy on the life of a new insured person, subject to conditions we determine. These conditions include but are not limited to the following:

1. We must be satisfied that the new insured person is insurable for the amount of insurance applied for.

2. The new insured person must join in the request for the new policy and the owner of the new policy must have an insurable interest in the new insured person. If this policy is assigned, the assignee must consent to the exchange.

3. The exchange may be made as of the beginning of any policy month if neither the original insured person nor the new insured person is then over age 65.

4. This policy must be in effect on the exchange date with all monthly deductions from the Policy Account having been made, and with no such deductions then being waived nor amounts credited to the Policy Account by a disability rider.

5. Within 31 days before the date of exchange, we must receive (a) written request for the exchange on our application form; and (b) evidence of the new insured person's insurability satisfactory to us.

6. We will carry over to the new policy any loan and loan interest not repaid.

7. Insurance under this policy will cease when insurance under the new policy takes effect.

8. In our determination the new policy must qualify as life insurance under the Internal Revenue Code or successor legislation, as interpreted by us.

THE NEW POLICY. Planned periodic premiums for the new policy will be based on our rules in effect on its Register Date for the insurance age of the new insured person on that date. The Register Date of the new policy will be the same as the Register Date of this policy. However, if the new insured person's date of birth is later than the Register Date of this policy, the Register Date of the new policy will be the policy anniversary of this policy next preceding the date of exchange. The face amount of insurance and the death benefit option in the new policy will be the same as in effect in this policy on the date of exchange unless you ask for a change.

You may ask that additional benefit riders be included in the new policy. The issue of any rider will require our consent and evidence of insurability satisfactory to us.

The time periods in the Incontestability and Suicide Exclusion provisions of the new policy will begin on the Date of Issue of the new policy.


                    Equitable Variable Life Insurance Company

     SPECIMEN                                   SPECIMEN
                       Secretary                                     President
          Kevin Keefe                               Frank Maisano


R85-405       Exchange Privilege

EXCHANGE
     PRIVILEGE
           RIDER


In this rider, "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the Owner of the policy at the time an Owner's right is exercised.

--------------------------------------------------------------------------------

After the first policy year you may exchange this policy for a new policy on the life of a new insured person, subject to conditions we determine. These conditions include but are not limited to the following:

1. We must be satisfied that the new insured person is insurable for the amount of insurance applied for.

2. The new insured person must join in the request for the new policy and the owner of the new policy must have an insurable interest in the new insured person. If this policy is assigned, the assignee must consent to the exchange.

3. The exchange may be made as of the beginning of any policy month if neither the original insured person nor the new insured person is then over age 65.

4. This policy must be in effect on the exchange date with all monthly deductions from the Policy Account having been made, and with no such deductions then being waived nor amounts credited to the Policy Account by a disability rider.

5. Within 31 days before the date of exchange, we must receive (a) written request for the exchange on our application form; and (b) evidence of the new insured person's insurability satisfactory to us.

6. We will carry over to the new policy any loan and loan interest not repaid.

7. Insurance under this policy will cease when insurance under the new policy takes effect.

8. In our determination the new policy must qualify as life insurance under the Internal Revenue Code or successor legislation, as interpreted by us.

THE NEW POLICY. Planned periodic premiums for the new policy will be based on our rules in effect on its Register Date for the insurance age of the new insured person on that date. The Register Date of the new policy will be the same as the Register Date of this policy. However, if the new insured person's date of birth is later than the Register Date of this policy, the Register Date of the new policy will be the policy anniversary of this policy next preceding the date of exchange. The face amount of insurance and the death benefit option in the new policy will be the same as in effect in this policy on the date of exchange unless you ask for a change.

You may ask that additional benefit riders be included in the new policy. The issue of any rider will require our consent and evidence of insurability satisfactory to us.

The time periods in the Incontestability and Suicide Exclusion provisions of the new policy will begin on the Date of Issue of the new policy.

The Policy Account and the Cash Surrender Value of the new policy when it is issued will be the same as those of this policy as of the date of exchange.


                   Equitable Variable Life Insurance Company

/s/ Kevin Keefe                                /s/ Franklin Maisano

Kevin Keefe        Secretary                   Franklin Maisano        President


R85-405NJ       Exchange Privilege

EXCHANGE
     PRIVILEGE
           RIDER


In this rider, "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the Owner of the policy at the time an Owner's right is exercised.

--------------------------------------------------------------------------------

After the first policy year you may exchange this policy for a new policy on the life of a new insured person, subject to conditions we determine. These conditions include but are not limited to the following:

1. We must be satisfied that the new insured person is insurable for the amount of insurance applied for.

2. The new insured person must join in the request for the new policy and the owner of the new policy must have an insurable interest in the new insured person. If this policy is assigned, the assignee must consent to the exchange.

3. The exchange may be made as of the beginning of any policy month if neither the original insured person nor the new insured person is then over age 65.

4. This policy must be in effect on the exchange date with all monthly deductions from the Policy Account having been made, and with no such deductions then being waived nor amounts credited to the Policy Account by a disability rider.

5. Within 31 days before the date of exchange, we must receive (a) written request for the exchange on our application form; and (b) evidence of the new insured person's insurability satisfactory to us.

6. We will carry over to the new policy any loan and loan interest not repaid.

7. Insurance under this policy will cease when insurance under the new policy takes effect.

8. The new policy must qualify as life insurance under the Internal Revenue Code or successor legislation.

THE NEW POLICY. Planned periodic premiums for the new policy will be based on our rules in effect on its Register Date for the insurance age of the new insured person on that date. The Register Date of the new policy will be the same as the Register Date of this policy. However, if the new insured person's date of birth is later than the Register Date of this policy, the Register Date of the new policy will be the policy anniversary of this policy next preceding the date of exchange. The face amount of insurance and the death benefit option in the new policy will be the same as in effect in this policy on the date of exchange.

You may ask that additional benefit riders be included in the new policy. The issue of any rider will require our consent and evidence of insurability satisfactory to us.

The time periods in the Incontestability and Suicide Exclusion provisions of the new policy will begin on the Date of Issue of the new policy.


                    Equitable Variable Life Insurance Company

/s/ Kevin Keefe                               /s/ Franklin Maisano

Kevin Keefe        Secretary                  Franklin Maisano        President


R85-405NY       Exchange Privilege

EXCHANGE
     PRIVILEGE
           RIDER


In this rider, "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the Owner of the policy at the time an Owner's right is exercised.

--------------------------------------------------------------------------------

After the first policy year you may exchange this policy for a new policy on the life of a new insured person, subject to conditions we determine. These conditions include but are not limited to the following:

1. We must be satisfied that the new insured person is insurable for the amount of insurance applied for.

2. The new insured person must join in the request for the new policy and the owner of the new policy must have an insurable interest in the new insured person. If this policy is assigned, the assignee must consent to the exchange.

3. The exchange may be made as of the beginning of any policy month if neither the original insured person nor the new insured person is then over age 65.

4. This policy must be in effect on the exchange date with all monthly deductions from the Policy Account having been made, and with no such deductions then being waived nor amounts credited to the Policy Account by a disability rider.

5. Within 31 days before the date of exchange, we must receive (a) a written request for the exchange signed by you; (b) evidence of the new insured person's insurability satisfactory to us; and (c) an application for the new policy on our form signed by both the new owner and the new insured.

6. We will carry over to the new policy any loan and loan interest not repaid.

7. Insurance under this policy will cease when insurance under the new policy takes effect.

8. In our determination the new policy must qualify as life insurance under the Internal Revenue Code or successor legislation, as interpreted by us.

THE NEW POLICY. Planned periodic premiums for the new policy will be based on our rules in effect on its Register Date for the insurance age of the new insured person on that date. The Register Date of the new policy will be the same as the Register Date of this policy. However, if the new insured person's date of birth is later than the Register Date of this policy, the Register Date of the new policy will be the policy anniversary of this policy next preceding the date of exchange. The face amount of insurance and the death benefit option in the new policy will be the same as in effect in this policy on the date of exchange unless you ask for a change.

The reserves and cash surrender value of this policy will be carried over to the new policy.

You may ask that additional benefit riders be included in the new policy. The issue of any rider will require our consent and evidence of insurability satisfactory to us. This includes any additional benefit rider that was part of this policy.

The time periods in the Incontestability and Suicide Exclusion provisions of the new policy will begin on the Date of Issue of the new policy.


                    Equitable Variable Life Insurance Company


/s/ Kevin Keefe                                /s/ Franklin Maisano

Kevin Keefe       Secretary                    Franklin Maisano       President


R85-405TX       Exchange Privilege